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                                  EXHIBIT 24.3
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                                                                Exhibit 24.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the incorporation by reference in the registration statement of
Provident American Corporation on Form S-8 of our report dated March 11, 1997, on our audits of the consolidated financial statements and financial statement schedules of Provident American Corporation as of December 31, 1996, which report is included in the Annual Report on Form 10-K. We also consent to the reference to our firm under the caption "Interests of Named Experts and Counsel."



PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania



July 13, 1999